Exhibit 99.1

November 2017 Investor Presentation

Investor Presentation Forward-looking information This presentation contains “forward-looking statements” – that is, statements related to future, not past, events. Forward-looking statements address our expected future business and financial performance including our financial projections and often contain words such as “believes”, “could”, “should”, “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain and depend upon important estimates and assumptions concerning our financial and operating results, including with respect to our coal pricing expectations, many of which are subject to change. No representations or warranties are made by us as to the accuracy of any such forward-looking statements. The inclusion of this information should not be regarded as an indication that we consider it to be necessarily predictive of actual future results. The information contained herein reflect numerous estimates and assumptions with respect to coal market conditions, general economic conditions, weather conditions, natural gas prices, competition in our industry, production capacity, availability of surety bonds, and matters other matters specific to our business, all of which are difficult to predict and many of which are beyond our control. Uncertainties arise from changes in the demand for and pricing of our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. There is significant risk that our current estimates and assumptions may not be accurate and that our actual results will vary significantly from our anticipated results. Readers are cautioned not to rely on the forward-looking statements contained herein. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission. This presentation includes certain non-GAAP financial measures, including, Free Cash Flow, Adjusted EBITDAR, Adjusted EBITDA and cash costs per ton. These non-GAAP financial measures are not measures of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies. A reconciliation of these financial measures to the most comparable measures presented in accordance with generally accepted accounting principles has been included at the end of this presentation. 2

Investor Presentation Arch Coal in brief Arch is a leading producer of metallurgical coal and the second largest producer of thermal coal in the United States We have two distinct but complementary lines of business – – We produce high-quality metallurgical coal in Appalachia for sale into the global steel market We produce highly cost-competitive thermal coal primarily in the Powder River Basin for sale into the U.S. power generation market Arch has deep expertise in coal mining, marketing and logistics, and levers those competencies to great effect across these two business lines We operate a streamlined portfolio of large, modern, well-capitalized and low-cost mines that can generate free cash flow at all points in the cycle Our demonstrated capabilities in mine safety and environmental stewardship underpin our strong operating record and low cost structure 3

Investor Presentation Arch is a producer and marketer of high-quality metallurgical coals in Appalachia and low-emitting thermal coals in the PRB and other strategic supply regions POWDER RIVER BASIN: METALLURGICAL: BLACK THUNDER COAL CREEK LEER SENTINEL MOUNTAIN LAUREL BECKLEY OTHER THERMAL: WEST ELK VIPER COAL-MAC HEADQUARTERS 4

Arch’s Leading Position in a Resurgent Met Market

Investor Presentation Arch operates large, modern, highly efficient metallurgical mines and is the leading producer of High-Vol A coking coal U.S. ESTIMATE D HIGH-V OL A MET COAL PRODUCTION, 2016 (IN MILLIONS OF TONS) Leer HIGH-V OL A World-class longwall operation with one of best cost structures in U.S. met space, producing a product well-known in global met markets Beckley LOW - VOL Low-cost, low-vol mine with attractive quality characteristics, including high coke strength 5.0 4.5 4.0 3.5 3.0 2.5 2.0 1.5 1.0 0.5 0.0 Low-cost, diverse suite of metallurgical products Mountain Laurel HIGH-V OL B Longwall operation and proven mainstay of U.S. met supply; strong, loyal customer base Sentinel HIGH-V OL A Top-tier high-vol mine with highly desirable fluidity Arch Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Source: Arch and MSHA Note: Competitor production includes some percentage of thermal byproduct 6

Investor Presentation slate, Arch’s metallurgical $160 $120 cost structure $60 $20 industry cost curve Source: Wood Mackenzie and Arch Note: Arch’s costs reflect 2017 midpoint of cash cost guidance of its four coking coal mines: Beckley, Leer, Mountain Laurel and Sentinel Along with its premium productADJUSTED COST CURVE OF U.S. METALLURGICAL COAL SUPPLY (CASH COST PER METRIC TON, FOB MINE) $180 portfolio has a$140 highly competitive$100 $80 positioned at the$40 low end of the$0 051015202530354045505560 Cumulative Total Met Coal Production Arch 7

Investor Presentation U.S. metallurgical coals – particularly high-vol products – are a core component of global coke blends ARCH’S 2018 PROJECTED METALLURGICAL SHIPMENTS BY DEMAND REGION Map reflects Arch’s historical global customer base 8

Investor Presentation Global metallurgical markets continue to trade at attractive levels High-Vol A products continue to trade at a very substantial premium to High-Vol B products We believe global metallurgical markets will find support in the $130 to $150 per metric ton range MONTHLY AVERAGE HIGH-VOL A ASSESSMENT, U.S. EAST COAST ($ PER METRIC TON) $300 $250 $200 $150 $100 $50 $0 Source: Platts Note: Platts Daily Assessments, U.S. East Coast as of November 3, 2017 HVA : $149 LV: $166 HVB: $127 9

Investor Presentation Global coking coal demand appears well-supported $250 Source: World Steel Association and Platts Note: Domestic Chinese prices are converted to a CFR seaborne equivalent and assessed on a weekly basis Sep-16 Oct-16 Nov-16 Dec-16 Jan-17 Feb-17 Mar-17 Apr-17 May-17 Jun-17 Jul-17 Aug-17 Sep-17 Oct-17 GLOBAL STEEL AND HOT METAL PRODUCTIONCHINESE METALLURGICAL IMPORTSCHINESE DOMESTIC VS. SE ABORNE METALLURGICAL PRICING (IN MILLIONS OF METRIC TONS)(IN MILLIONS OF METRIC TONS)($ PER METRIC TON) 53$350 1,2041,268$300 $200 $150 $100 $50 Jan-Sep 16Jan-Sep 17JaQn1-S-1e6p 16JaQn1--S1e7p 17 STEELHOT METALSEABORNECHINESE* 892 872 44 Up 22% 10

Investor Presentation New metallurgical supply price strength is coming into the market in response to recent We are forecasting a 15-million-ton net global supply response in 2017 Much of the 2017 supply response consists of higher cost production returning to the market We believe the market can absorb this additional supply We expect the market to remain in healthy balance in 2018, even as Australian exports normalize PROJECTED GLOBAL SE ABORNE SUPPLY, 2017 (IN MILLIONS OF METRIC TONS) 12 10 8 6 4 2 0 -2 -4 -6 Source: Arch 11

Investor Presentation Even minor supply disruptions have spurred strong moves higher in recent months, suggesting a well-balanced market HISTORICAL HARD COKING COAL BENCHMARK PRICES ($ PER METRIC TON) $350 China relaxes $300 $250 $200 $150 $100 disruptions Cyclone Debbie $50 $0 Source: Platts and Arch policy restrictions Australian production disruptions Chinese policy restrictions TropicalSupply Flooding in Shaanxiand increased Chinese imports 12

Investor Presentation Source: Arch Arch has extensive, comparable, low-cost reserves adjacent to its flagship Leer mine Reserves are comparable in geology and High-Vol A coal quality, and will support decades of mining This 130-million-ton adjacent reserve block could support additional longwall operations as well as low-cost room and pillar mining Reserves are owned in fee, which greatly enhances development economics 13

Arch’s Well-Positioned Thermal Coal Franchise

Investor Presentation Arch’s thermal portfolio is anchored by one of the largest and most efficient thermal mines in the world Arch produces the vast majority of its thermal coal from its operations in the Powder River Basin of Wyoming The PRB benefits from superior geology and a low emissions profile Arch’s flagship thermal operation is the low-cost Black Thunder mine – – – Highest heat content coal in the southern PRB Located on the joint rail line Cost-competitively ships coal into every major power generation market in the U.S. Rightsized to produce 70 to 80 million tons annually – Coal Creek mine rounds out Arch’s strong PRB portfolio – This low-cost, low-ratio operation is well-positioned on the joint line and serves a stable customer base 15

Investor Presentation We expect PRB demand to remain sizable and stable in the five-year timeframe We expect PRB’s market share to increase modestly at the expense of other basins Demand for high-quality 8,800 Btu coal is expected to grow Black Thunder’s output is currently approaching 9,000 Btus and is particularly well-positioned ANNUAL PRB DEMAND, CONSENSUS FORECAS T (IN MILLIONS OF TONS) 400 350 300 250 200 150 100 50 0 2016A 2017 2018 2019 2020 2021 Source: Consensus forecast includes EIA, PIRA, DTC, IHS, EVA and SNL 16

Investor Presentation The PRB is well-positioned to compete against pricing environment BREAK EVEN HENRY HUB PRICES BY COAL SUPPLY BAS IN ($ PER MMBTU) natural gas, even in a lower The Powder River Basin is the most competitive coal supply region in the U.S. $4.00 Natural gas average consensus forecast 2017-2020 $3.00 $2.00 $1.00 PRB NAPP ILB CAPP Source: Arch, EIA, and Ventyx Note: Includes estimated transportation charge; incremental non-fuel costs; and appropriate heat rate differentials for NGCC and coal plants 17

Investor Presentation railroads. anchored Viper is an efficient Illinois deep mine supported by PRB generator and complementary industrial customers. supplemented ILB of the lowest net cost structures in the region. high-heat, low-sulfur coal for domestic and Note: 2016 sales volumes: Coal-Mac – 2.1 million tons; Viper – 1.7 million tons; West Elk – 4.2 million tons; Knight Hawk (100%) – 4.5 million tons. Coal-Mac is a low-cost West Virginia surface mine with an Arch’s PRB-CAPPcustomer base and access to both Tier 1 thermal portfolio isa long-term supply contract with a nearby municipal by low-costKnight Hawk, in which Arch holds a 49-percent operations inequity interest, is a mid-sized ILB producer with one other key basinsWBIT West Elk is a low-cost Colorado longwall mine that international power generators as well as industrial customers throughout the Southwest. 18

Arch continues to leverage higher Newcastle and API2 prices to opportunistically move its high-quality thermal products into seaborne thermal markets. 30% of Arch’s Other Thermal volumes will move into international markets in 2017 – namely Asia, South and Central America and Europe International thermal markets continue to be robust Newcastle prices currently exceed $95 per metric ton, which provides an attractive netback to the West Elk mine Strong API-2 prices into northern Europe allow the Coal-Mac operation to participate more significantly in the Atlantic Basin market 19

Investor Presentation The consensus forecast shows natural gas averaging above $3 per MMBtu in future years $2.89 Source: NYMEX Note: Consensus includes Credit Suisse, Goldman Sachs, J.P. Morgan, Macquarie, EIA, DTC, PIRA and Wood Mackenzie NATURAL GAS CONSENSUS FORECAST FUTURES CURVE ($ PER MMBTU) $3.02$3.19 $2.87 $2.84 2017201820192020 NYMEX Futures StripConsensus Forecast 20

Investor Presentation Generator stockpiles are still elevated, but liquidation NATIONWIDE AND PRB-SERVED GENERATOR STOCKPILES (IN MILLIONS OF TONS) is ongoing National Generator Stockpiles 200 PRB Generator Stockpiles 150 100 50 0 Dec-15 Dec-16 Dec-17 Assuming normal winter weather and relatively stable natural gas pricing, stockpiles could fall below 70 days of supply by mid-2018 21

Arch’s Strong Financial Position Arch’s Leading Position in a Strengthening Met Market

Investor Presentation Arch has a balanced value proposition, pristine balance sheet and demonstrated approach to returning capital to shareholders 9/30/17 10/5/16 6/30/17 Source: ARCH * Includes $218 million of share repurchases and $17 million of dividend payments since the announcement of the capital return program on May 2, 2017 EBITDAR CONTRIBUTION BY SEGMENTARCH CASH AND DEBT POSITIONSHARE S OF COMMON STOCK OUTSTANDING (IN MILLIONS $, FIRST NINE MONTHS OF 2017)(IN MILLIONS $, AT 9/30/201 7)(IN MILLIONS) $45325 CashDebtRellisistitninggJQuunaer3te0r, 2E0n1d7SepQteumabreter r3E0,n2d017 $320 million in EBITDAR$125 million negative net debt$235* million returned $328 24 22 2.9 m shares 23

Investor Presentation Looking ahead Global metallurgical markets are strong, and fundamentals appear supportive going forward Domestic thermal fundamentals are steadily improving Arch’s operations – on both the metallurgical and thermal sides – are sustainable through all points of the cycle Our financial position is rock-solid and cash requirements should remain modest for the foreseeable future We have implemented a robust cash return policy that we believe will drive significant value for shareholders We have an exceptional Appalachian reserve position with some of the industry’s best undeveloped metallurgical properties 24

November 2017 Investor Presentation